SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 21, 2004



                             J & J SNACK FOODS CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            New Jersey                   0-14616              22-1935537
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         (State or Other               (Commission          (I.R.S. Employer
 Jurisdiction of Organization)         File Number)        Identification No.)



                   6000 Central Highway, Pennsauken, NJ 08109
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (856) 665-9533
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                                       N/A
                                       ----
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On July 21, 2004, J & J Snack Foods Corp. issued a press release regarding sales and earnings for the third quarter ended June 26, 2004.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number                         Description of Document
--------------                         ---------------------------------
99.1                                   Press Release dated July 21, 2004




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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          J & J SNACK FOODS CORP.

                                          By:   /s/   Gerald B. Shreiber
                                             ---------------------------
                                                      Gerald B. Shreiber
                                                      President


                                                /s/   Dennis G. Moore
                                             ---------------------------
                                                      Dennis G. Moore
                                                      Chief Financial Officer

Date: July 21, 2004



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                                  EXHIBIT INDEX

Exhibit Number                        Description
--------------                        -------------
99.1                                  Press Release dated July 21, 2004


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